UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 24, 2015, Match Group, Inc., a Delaware corporation (“Match”), completed its previously announced initial public offering (the “IPO”) of 38,333,333 shares of its common stock, par value $0.001 per share (“Match Common Stock”).  Prior to the IPO, Match was a wholly owned subsidiary of IAC/InterActiveCorp, a Delaware corporation (“IAC”). Following the IPO, IAC owns all of the issued and outstanding shares of Match’s Class B common stock, par value $0.001 per share (“Match Class B Common Stock”), representing approximately 84.6% of Match’s outstanding capital stock and approximately 98.2% of the combined voting power of Match’s outstanding capital stock.

Item 1.01       Entry into a Material Definitive Agreement.

On November 24, 2015, prior to the closing of the IPO, Match and IAC entered into: (i) a master transaction agreement (the “Master Transaction Agreement”), (ii) an employee matters agreement (the “Employee Matters Agreement”), (iii) an investor rights agreement (the “Investor Rights Agreement”), (iv) a tax sharing agreement (the “Tax Sharing Agreement”) and (v) a services agreement (the “Services Agreement” and together with the Master Transaction Agreement, the Employee Matters Agreement, the Investor Rights Agreement and the Tax Sharing Agreement, the “IPO Agreements”).

Master Transaction Agreement

Under the terms of the Master Transaction Agreement, Match assumes all of the assets and liabilities related to its business and agrees to indemnify, defend and hold harmless IAC and its current and former directors, officers and employees, from and against any losses arising out of any breach by Match of the Master Transaction Agreement or the other IPO Agreements, any failure by Match to assume and perform any of the liabilities allocated to it in the Master Transaction Agreement and certain liabilities relating to its filings made with the Securities and Exchange Commission (the “SEC”), including the registration statement on Form S-1 (File No. 333-207472) originally filed by Match with the SEC on October 16, 2015 (as amended through the date hereof, the “Registration Statement”), and information provided by Match to IAC for future IAC filings made with the SEC.

In the Master Transaction Agreement, IAC agrees to indemnify, defend and hold harmless Match and each of Match’s current and former directors, officers and employees, from and against losses arising out of any breach by IAC of the Master Transaction Agreement or any of the other IPO Agreements, any failure by IAC to assume and perform any of the liabilities allocated to IAC in the Master Transaction Agreement, and certain liabilities relating to information provided by IAC for Match’s filings made with the SEC, including the Registration Statement.

Match and IAC also agree to release the other party and its respective affiliates, successors, assigns, stockholders, directors, officers, agents and employees from all claims and other actions, of any nature, relating to claims, transactions or occurrences occurring (i) prior to the completion of the IPO or (ii) in connection with the IPO and the related transactions described in the Registration Statement.

In addition, the Master Transaction Agreement also governs other matters related to the consummation of the IPO, the provision and retention of records, access to information and confidentiality, cooperation with respect to governmental filings and third party consents and access to property.

The above description of the Master Transaction Agreement is qualified in its entirety by reference to the full text of the Master Transaction Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Employee Matters Agreement

Under the terms of the Employee Matters Agreement, IAC assumes or retains (i) all liabilities with respect to IAC’s current and former employees and their dependents and beneficiaries under all IAC employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of IAC’s current and former employees (other than Match’s current employees and former employees of Match and Match’s businesses). Match assumes or retains (i) all liabilities under Match’s employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of Match’s current employees and former employees of Match and Match’s businesses.

The Employee Matters Agreement provides that Match will continue to participate in IAC’s U.S. health and welfare plans, 401(k) plan and flexible benefits plan and will reimburse IAC for the costs of such participation. In the event IAC no longer retains shares representing at least 80% of the aggregate voting power of shares entitled to vote in the election of Match’s board of directors, Match will no longer participate in IAC’s employee benefit plans, but will have established its own employee benefit plans that will be substantially similar to the plans sponsored by IAC.

The Employee Matters Agreement also provides that (i) Match will reimburse IAC for the cost of any IAC equity awards held by Match’s employees and former employees and that IAC may elect to receive payment either in cash or Match Common Stock; (ii) with respect to equity awards in certain of Match’s subsidiaries, IAC may elect to cause those awards to be settled in either shares of IAC’s common stock, par value $0.001 per share (“IAC Common Stock”), or in shares of Match Common Stock and, to the extent shares of IAC Common Stock are issued in settlement, Match will reimburse IAC for the cost of those shares by issuing to IAC additional shares of Match Common Stock.

Under the Employee Matters Agreement, the Compensation Committee of the Board of Directors of IAC will have the exclusive authority to determine the treatment of outstanding IAC equity awards in the event of a subsequent distribution to IAC’s stockholders of IAC’s retained interest in Match and Match has agreed to assume any IAC equity awards that are converted into Match equity awards in connection with any such distribution.

The above description of the Employee Matters Agreement is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Investor Rights Agreement

Under the Investor Rights Agreement, subject to certain limitations, IAC is entitled to registration under the Securities Act of 1933 (the “Securities Act”) for shares of Match Common Stock owned by it, and, in connection with any future distribution to IAC’s stockholders, registration with any applicable federal or state governmental authority, of all or any portion of Match Common Stock covered by the Investor Rights Agreement. Match is required to use its reasonable best efforts to qualify to register the sale of Match securities on Form S-3, and, after Match is so qualified, IAC may request registration under the Securities Act on Form S-3, subject to certain limitations.

If Match at any time intends to file on its own behalf or on behalf of any of its other security holders a registration statement in connection with a public offering of any of its securities on a form and in a manner that would permit the registration for offer and sale of Match Common Stock held by IAC, IAC has the right to include its shares of Match Common Stock in such offering.

Match is generally responsible for the registration expenses in connection with the performance of its obligations under the registration rights provisions in the Investor Rights Agreement.

The Investor Rights Agreement also contains indemnification and contribution provisions by Match for the benefit of IAC and its affiliates and representatives and, in limited situations, by IAC for the benefit of Match and any underwriters with respect to written information furnished to Match by IAC and stated by IAC to be specifically included in any registration statement, prospectus or related document.

In the event that Match issues or proposes to issue any shares of capital stock (with certain limited exceptions), including shares issued upon the exercise, conversion or exchange of options, warrants and convertible securities, IAC will generally have a purchase right that permits it to purchase for fair market value, as defined in the agreement, up to such number of shares of the same class as the issued shares as would (i) enable IAC to maintain the same ownership interest in Match that it had immediately prior to such issuance or proposed issuance, with respect to issuances of Match’s voting capital stock, or (ii) enable IAC to maintain ownership of at least 80.1% of each class of Match’s non-voting capital stock, with respect to issuances of Match’s non-voting capital stock.

The above description of the Investor Rights Agreement is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Tax Sharing Agreement

Under the Tax Sharing Agreement, Match is generally responsible and required to indemnify IAC for: (i) all taxes imposed with respect to any consolidated, combined or unitary tax return of IAC or one of its subsidiaries that includes Match or any of its subsidiaries to the extent attributable to Match or any of its subsidiaries, as determined under the Tax Sharing Agreement, and (ii) all taxes imposed with respect to any of Match or its subsidiaries’ consolidated, combined, unitary or separate tax returns.

Under the Tax Sharing Agreement, IAC generally has the right to control audits or other tax proceedings with respect to any consolidated, combined or unitary tax return that includes IAC or any of its subsidiaries and Match or any of its subsidiaries, provided that Match will have certain participation rights with respect to any such audit or tax proceeding that could result in additional taxes for which Match is liable under the Tax Sharing Agreement. Match generally has the right to control any audits or other tax proceedings with respect to any of Match or its subsidiaries’ consolidated, combined, unitary or separate tax returns.

As of the date of this filing, IAC has advised Match that it does not have a present plan or intention to undertake a tax-free spin-off of its retained interest in Match. Because IAC intends to retain the ability to engage in such a spin-off in the future, the Tax Sharing Agreement also addresses the parties’ respective rights, responsibilities and obligations with respect to such a transaction. Under the Tax Sharing Agreement, each party is generally responsible for any taxes and related amounts imposed on IAC or Match that arise from the failure of a future spin-off of IAC’s retained interest in Match to qualify as a transaction that is generally tax-free, for U.S. federal income tax purposes, under Section 368(a)(1)(D) and/or Section 355 of the Code, to the extent that the failure to so qualify is attributable to: (i) a breach of the relevant representations and covenants made by that party in the tax sharing agreement or any representation letter provided in support of any tax opinion or ruling obtained by IAC with respect to the U.S. federal income tax treatment of such spin-off, or (ii) an acquisition of such party’s equity securities. In addition, the Tax Sharing Agreement imposes certain restrictions on Match and its subsidiaries during the two-year period following a future spin-off that are designed to preserve the tax-free status thereof. Specifically, during such period, except in specific circumstances, Match and its subsidiaries generally would be prohibited from: (A) ceasing to conduct its business, (B) entering into certain transactions pursuant to which all or a portion of the shares of its common stock or certain of Match and its subsidiaries’ assets would be acquired, (C) liquidating, merging or consolidating with any other person, (D) issuing equity securities beyond certain thresholds, (E) repurchasing its shares other than in certain open-market transactions, or (F) taking or failing to take any other action that would cause the spin-off to fail to qualify as a transaction that is generally tax-free for U.S. federal income tax purposes.

The above description of the Tax Sharing Agreement is qualified in its entirety by reference to the full text of the Tax Sharing Agreement which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

Services Agreement

Under the Services Agreement, IAC has agreed to provide certain services to Match, including, among others: (i) assistance with certain legal, finance, internal audit, treasury, information technology support, insurance and tax affairs, including assistance with certain public company reporting obligations; (ii) payroll processing services; (iii) tax compliance services; and (iv) such other services as to which IAC and Match may agree.

Under the Services Agreement, Match will also provide IAC informational technology services and such other services as to which IAC and Match may agree.

In general, the services to be provided under the Services Agreement began on the date of the completion of the IPO and will continue for one year, which will automatically renew, subject to IAC’s continued ownership of a majority of the combined voting power of Match’s voting stock and any subsequent extension or truncation agreed to by Match and IAC. Match or IAC may terminate the agreement with respect to one or more particular services upon such notice as is provided for in the Services Agreement.

The above description of the Services Agreement is qualified in its entirety by reference to the full text of the Services Agreement which is attached hereto as Exhibit 10.5 and incorporated by reference herein.

Item 8.01       Other Events.

In connection with the closing of the IPO, Match and IAC issued a joint press release to announce each of the pricing of the IPO on November 18, 2015, the exercise of the underwriters’ option to purchase additional shares on November 23, 2015 and the closing of the IPO on November 24, 2015. Copies of these press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Master Transaction Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*

Number	Description
10.2	Employee Matters Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*
10.3	Investor Rights Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp
10.4	Tax Sharing Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp
10.5	Services Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*
99.1	Press Release dated November 18, 2015
99.2	Press Release dated November 23, 2015
99.3	Press Release dated November 24, 2015

* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

Date: November 24, 2015
	By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

10.1	Master Transaction Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*
10.2	Employee Matters Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp*
10.3	Investor Rights Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp
10.4	Tax Sharing Agreement, dated as of November 24, 2015, by and between Match Group, Inc. and IAC/InterActiveCorp
10.5	Services Agreement by and between Match Group, Inc. and IAC/InterActiveCorp*
99.1	Press Release dated November 18, 2015
99.2	Press Release dated November 23, 2015
99.3	Press Release dated November 24, 2015

* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.